MERITOR

Analyst Day

February 5, 2015

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military program winds down by design through 2015; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Agenda



Ike Evans
Chairman & CEO

— **Delivering Shareholder Value**



Jay Craig
President & COO

— **Business Overview**



Joe Elbehairy
VP, Engineering, Quality and Product Strategy



John Bennett
General Manager, Global Product Strategy



Ken Hogan
General Manager, Rear Drivetrain



Christy Daehnert
Senior Director, Drivelines & Components

— **Product Walk-Arounds**



Kevin Nowlan
Senior Vice President and CFO

— **Financial Review**

Delivering Shareholder Value

Ike Evans
Chairman & CEO

Global Market Leadership Positions



North America

- #1 Truck Drive Axle
- #1 Truck Air Brake
- #1 Aftermarket
- #1 Trailer Axle
- #1 Specialty Axle

Europe

- #1 Truck Drive Axle
- #2 Truck Air Brake
- #3 Aftermarket

South America

- #1 Truck Drive Axle
- #1 Truck, Bus and Trailer Air Brake

Asia

- #1 Truck Drive Axle (India and Australia)
- #1 Specialty Axle (China)

Note: Based on market data and management's estimate relative to independent, non-captive suppliers competing in the same addressable markets.

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% Adjusted EBITDA margin[2,5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3,5]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]

Strategies and Goals

Drive Operational Excellence

1. Continue to execute the Meritor Production System to achieve targeted improvements.
   - Safety: <0.8 Total case rate
   - Quality: PPM <75
   - Delivery: >99%
   - Cost: 2.6% per year
   - Employee Involvement: >3 Suggestions per employee
2. Optimize manufacturing footprint to drive additional cost savings. (Strategic Evaluation)

Focus on Customer Value

1. Introduce new products and win new customer business to drive profitable growth.
   - Revenue From New Products / Customers: >10%
2. Achieve the Meritor Value Proposition through pricing for value. (Strategic Evaluation)
3. Meet and/or exceed global customer expectations in terms of quality, delivery, innovation and customer service.
   - Customer Scorecards

Reduce Product Cost

1. Drive reductions in annual material cost through:
   - Commercial negotiations
   - Best Cost Country Sourcing
   - Technical innovation
   - 2.5%/year
1. Improve working capital performance through reduced inventory.
   - 10 turns

Invest in a High-Performing Team

1. Strengthen employee engagement to achieve higher levels of performance.
   - Culture survey scores of 75+ on all 12 factors
   - Continuous improvement in local site surveys
2. Build a diverse and inclusive culture through improvement in retention, moves and promotions and recruitment.
   - Year-over-year improvement

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Delivered Shareholder Value in FY14

- Expanded Adj. EBITDA margin 110 basis points[1]
- Grew EPS by 143%[1][2]
- Achieved M2016 net debt[3] target two years early
- Generated $138 million of free cash flow[1][2]
- Exceeded net material cost savings target of 2.5%
- Delivered significant labor and burden savings
- Achieved 97% delivery performance
- Achieved 68 customer PPM quality levels
- Executed long-term supply agreements

M2016
align. achieve. advance.



1. See Appendix – "Non-GAAP Financial Information."
2. GAAP net income attributable to Meritor, Inc. was $249 million for FY 2014. GAAP income from continuing operations attributable to Meritor, Inc. was $279 million for FY 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $2.81 for FY 2014. Cash flow provided by operations was $215 million for FY 2014.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $900 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.

Share Price Performance

Meritor Share Price Performance vs. Peer Group Average and S&P 500[1]



Share Price Performance
MTOR
Peer Group [2]
S&P 500
CY14 46.3% -0.1% 11.4%
CY13 120.6% 56.9% 29.6%
M2016 Announced
120.7%
24.9%
24.5%
Meritor
Peer Group
S&P 500
190%
170%
150%
130%
110%
90%
70%
50%
30%
10%
-10%
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015

$700M of Shareholder Value Created

1. Meritor share price performance versus a peer group average and the S&P 500 over the period from 4/30/13 to 1/30/15.
2. Peer group includes American Axle & Manufacturing Holdings, Inc., BorgWarner Inc., Dana Holding Corp., Federal-Mogul Corporation, Hyster-Yale Materials Handling, Inc., ITT Corporation, Kennametal Inc., Modine Manufacturing Company, Oshkosh Corp., SPX Corporation, Tenneco Inc., The Manitowoc Company, Inc., The Greenbrier Companies, Inc., The Timken Company, Tower International, Trinity Industries Inc., Visteon Corporation, WABCO Holdings, Wabash National Corp., Westinghouse Air Brake Technologies Corporation.

Equity Repurchase Program

Net debt target of <$1.5 billion achieved in FY15[1] [2]

Meritor's Board of Directors authorized $210 million equity and equity-linked repurchase program

- Program will commence in FY15[1] [2]
- Number of shares repurchased will depend on a variety of factors, including price, market conditions and liquidity needs
- Expected to be completed by end of FY16

Equity and equity-linked repurchase program is consistent with Meritor's M2016 plan

- Repurchase program will return value directly to shareholders

First time since 2008 that Meritor has returned value directly to shareholders in the form of a dividend or share buyback

1. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
2. See Appendix – "Non-GAAP Financial Information."

Pay-for-Performance Culture

Aligned compensation to M2016 strategy

- CEO's total compensation is 87 percent performance based
- Management long-term incentives are 100 percent equity based
- Employees own 9 percent of the company through a combination of shares outstanding, stock options and other unvested equity-based awards
- FY15 – FY17 LTIP consists of both EBITDA margin and EPS targets

M2016 align. achieve. advance.

Sustainable Strength[1]	FY14 – FY16 LTIP Weight %
1) Achieve 10% Adjusted EBITDA margin[2, 5]	50%
2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3, 5]	25%
3) Incremental booked revenue of $500 million per year (at run-rate)[4]	25%

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward-Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

New Board Members



Lloyd Trotter – Elected to the Board January 2015

- Extensive experience in business operations, finance and IT
- Founder of GenNx360 Capital Partners; managing partner since Feb. 2008
- Previously served General Electric in several executive positions, including vice chairman and president and CEO of GE Industrial



Thomas Pajonas – Elected to the Board September 2013

- Strong industry knowledge and operational experience
- Currently executive vice president and COO, Flowserve Corp.
- Also served in executive positions at International Boiler Operations and ABB



William J. Lyons – Elected to the Board May 2013

- Broad financial and corporate leadership experience at the most senior levels
- Retired chief financial officer of CONSOL Energy Inc.
- Previously served as chief financial officer and a director of CNX Gas Corporation

Making Changes to Strengthen P&L-Driven Company

- Jay Craig appointed president and chief operating officer in 2014
- Organizational structure drives focus and alignment on "critical few"
  - Top 16 product programs
  - Eliminated or delayed certain programs/projects that were not highest priority
- Moved resources under business segments
- Faster decision making and improved execution
- Critical decisions made in the business
- Maintaining functional excellence


Jay Craig
President and
Chief Operating Officer
Commercial Truck & Industrial
Aftermarket
& Trailer
Joe Plomin
President
International
Chris
Villavarayan
President, Americas
Craig Frohock
Vice President
Aftermarket & Trailer

Business Overview

Jay Craig
President & COO

Business Segments

Commercial Truck & Industrial

FY14 Sales $2.9B

- Drivetrain systems and components, including axles, drivelines, braking and suspension systems for truck, defense and specialty markets
- Medium- and heavy-duty truck markets in North America, South America, Europe and Asia Pacific



North America 50%
Europe 23%
Asia Pacific 13%
South America 14%

Aftermarket & Trailer

FY14 Sales $0.9B

- Axles, brakes, drivelines suspension parts and other replacements and remanufactured parts
- Wide variety of undercarriage products and systems for trailer applications



North America 83%
Europe 17%

FY14 Total Sales $3.8B

Global Competitive Advantages

Focus on Customer Value


Full product lifecycle support
Technology hub for commercial truck industry
Complete product offering and strong JV partners
Localization of content

North America

Focus on Customer Value


FY14
Revenue
$2.2B

Competitive Advantage

Full product lifecycle support


MERITOR
DRIVEFORCE
110+ team members

Employees	OE Customers	Joint Ventures
Total Employees approximately 4,200	DAIMLER	MERITOR WABCO
Engineering and Quality 324	HINO	Braking systems and controls, active safety and suspension control systems
Customer Facing 287	NAVISTAR	SISAMEX
	PACCAR	Axles, brakes and related components and assemblies
	VOLVO	

South America

Focus on Customer Value



FY14
Revenue
$400M

Competitive Advantage

Localization of content



18X

Employees	OE Customers	Joint Ventures
Total Employees approximately 1,100	DAF	MASTER
Engineering and Quality 17	Ford	Air brake components and assemblies
Customer Facing 28	IVECO	
	MAN	
	VOLVO	

Europe

Focus on Customer Value


FY14
Revenue
$800M

Technology hub for commercial truck industry

Competitive Advantage


17X EVO
ELSA+
MT32-610

Employees

Total Employees approximately **2,200**

Engineering and Quality **108**

Customer Facing **96**

OE Customers

DAF

IVECO

SCANIA

VOLVO

Joint Ventures

Ege Fren

Brakes, brake shields and brake components; machine automotive parts

Fonderie Venissieux SAS

Cast axle housings

Asia Pacific

Focus on Customer Value

Competitive Advantage

Complete product offering and strong JV partners


XMAL Facility


Automotive Axles Limited

Employees

Total Employees approximately **1,300**

Engineering and Quality **159**

Customer Facing **88**

OE Customers

AMW
ASHOK LEYLAND
DAIMLER
ISUZU
KAMAZ
IVECO
Mahindra
PACCAR
TATA MOTORS
VOLVO
XCMG

Joint Ventures

Automotive Axles Limited (AAL)
Commercial vehicle rear-drive axle components and assemblies

Meritor Huayang Vehicle Braking Co. (MHBC)
Commercial vehicle brake assemblies

Meritor HVS India Limited (MHVSIL)
Commercial, military and off-highway drivetrain solutions

Xuzhou Meritor Axle Co. (XMAL)
Off-highway and specialty axles


FY14 Revenue
$380M

Focus on Customer Value



- Building customer intimacy
- Major contract renewals
- Defense programs

Building Customer Intimacy

Focus on Customer Value

Building Relationships



Long-term supply agreement signed with Volvo



Opening of the Resende, Brazil facility with MAN



XCMG partners at Bauma Asia in Shanghai, China

Product Collaboration



ELSA 225H air disc brake

SCANIA

10X axle



ASHOK LEYLAND

13X axle



NAVISTAR

Strategic Customer Alignment

Key strategic customers[(1)]



32%
VOLVO
21%
DAIMLER
NAVISTAR
12%
5%
4%
2%
2%
22%
Other
XCMG
PACCAR
SCANIA
ASHOK LEYLAND
MAN

1) Percent of FY14 Commercial Truck & Industrial Revenue

Long-Term Agreement with PACCAR

Focus on Customer Value

PACCAR

DAF

- Seven-year agreement for axles in North America and Australia
- Preferred product positioning
- Enhanced optional positioning for brakes, drivelines and front axles
- New partnership provides opportunities to expand future product plans globally





Video – PACCAR

Major Contract Renewals

Focus on Customer Value

DAIMLER
Daimler Trucks North America

- Executed a four-year agreement with Daimler Trucks North America through 2017
- Retained standard position for truck air drum brakes and drivelines
- Retained front and rear axle optional position and placement
- Continued strong partnership with opportunities to expand future product plans







VOLVO

- Executed long-term supply agreements with Volvo
- Seven-year agreement for axles in Europe and South America through December 2021
- Four-year agreement for axles in Australia through May 2019
- Four-year agreement for axles and drivelines in North America through May 2019



Europe



South America



North America

HINO

- Executed a three-year LTA covering United States and Canada
- Supplying axles and brakes for medium-duty trucks
- Continued long-standing partnership



Solidifies 46 Percent of Total FY14 Revenue into the Future

Defense Programs

Focus on Customer Value

Joint Light Tactical Vehicle (JLTV)



- EMD phase is completed
- Meritor products performed excellent during government testing phase
- Final RFP issued in early December 2014
- Final selection expected in late summer 2015

PROTEC

HMMWV Recap

- U.S. Marine Corps selected vehicle configuration
- Meritor's content is tested and meets or exceeds Marine's production specifications
- ProTec® suspension, differentials, brakes, wheel-end equipment, frame rails, drivelines, drivetrain control and central tire inflation systems



Family of Medium Tactical Vehicles (FMTV)



- Department of Defense announced orders for additional 256 medium tactical vehicles/trailers in December 2014
- New orders extended production into 2016



Driving Operational Excellence

- Safety
- Quality
- Labor and burden
- Net performance

Strong Safety and Quality Performance

Drive Operational Excellence

Quality

Customer PPM by Fiscal Year


178
152
272
168
68
2010
2011
2012
2013
2014

- World class customer quality levels achieved in FY14
- 2014 quality achievements
  - Seven sites earned PACCAR 50 PPM Quality Awards
  - Two sites earned DTNA Masters of Quality Awards

Five-Year Safety Performance

Global Recordable Incident Rate


2.1
1.6
1.2
0.98
0.92
2010
2011
2012
2013
2014

- Meritor set new safety record at 0.92
- Second consecutive year with levels below 1.0
- Twenty locations had zero recordable injuries in FY14

Significant Performance Improvement in Key Metrics

Strong Labor and Burden Performance

Drive Operational Excellence

Exceeded Target
for Net Labor and Burden by
$10.4 Million



Implemented 12,500 Ideas
for a Savings of **$575,000**


3rd Shift
454

Saved $2.4 Million through Process Improvement Events
and
$2.3 Million in Six Sigma Projects



Video – Operating Excellence

Evolution of North America Capacity

Drive Operational Excellence

Executed a modest capacity investment strategy over the last two years in anticipation of PACCAR opportunity



Class 8 Rear Axle Market Share
50%
VOLVO
DAIMLER
NAVISTAR
PACCAR
VOLVO
DAIMLER
PACCAR
NAVISTAR
Recent History
~ 300K Class 8 Market
Future State
~ 300K Class 8 Market

Capacity to Meet Increasing North America Penetration

Sustainable Improvement in Material Performance

Reduce Product Cost



Technical
Most Sustainable, Hardest to Achieve
Purchasing Operational Excellence
Least Sustainable, Least Difficult to Achieve
Best Cost Country Sourcing
More Sustainable, Harder to Achieve

Balanced Approach

Purchasing Excellence

Reduce Product Cost



Purchasing Operational Excellence
Least Sustainable,
Least Difficult to Achieve
Best Cost Country Sourcing
Technical

Purchasing Operational Excellence

- Partner vs. vendor relationship
- Long-term agreements with productivity
- Analytical tools
- Currently at approximately 60 percent

Completed long-term agreements with global bearing supplier which included annual productivity savings and immediately reduced price



Best Cost Country (BCC)

Reduce Product Cost


Best Cost Country Sourcing
More Sustainable,
Harder to Achieve
Purchasing Operational Excellence
Technical

Best Cost Country Sourcing

- Increase BCC spend by $300M
- High-volume, low-proliferation parts
- Currently at approximately 15 percent





Re-sourced steel castings from domestic supplier to BCC supplier to deleverage the North American foundries and reduce costs

Technical Direct Material Optimization (DMO)

Reduce Product Cost


Technical
Most Sustainable,
Hardest to Achieve
Best Cost Country Sourcing
Purchasing Operational Excellence

Technical

- Change product design for lower cost
- Direct material optimization focus
- Multifunctional teams engaged around the globe
- Currently at approximately 25 percent

Reduced gearing costs by eliminating one heat treat process without affecting fit, form or function to save 10% per part



Product Development



- Product strategy pyramid
- Customer collaboration
- Designed for safety, efficiency and performance
- Integrated global product plan
- Aggressive product launch timing

Product Strategy Pyramid

Focus on Customer Value


Develop New Products
Current Products
EXPAND OUR CORE
FIVE-PLUS NEW PRODUCT PROGRAMS
INNOVATE OUR CORE PRODUCTS
89-PLUS NEXT GENERATION PRODUCT PROGRAMS
REDUCE PRODUCT COSTS
700-PLUS PRODUCT REDESIGN PROGRAMS
Sixteen programs
account for approximately 70%
of incremental EBITDA from product programs

New Product Execution is Critical to M2016 and Beyond Success

New Product Focus – High Efficiency

Focus on Customer Value

Trends and Drivers

- Greenhouse gas regulations in United States
- Euro VI emissions requirements in Europe
- Fleets focusing more on total cost of ownership
- OEs focusing more on fuel efficiency



M2016

Critical Programs

14X High-Efficiency Tandem





Truck Tire Inflation

17X EVO





RPL 35

New Product Focus – Air Disc Brakes

Focus on Customer Value

Trends and Drivers

- ADB growing penetration in North America
- Increasing cost competitiveness in Europe
- Diversify our customer base
- Growth opportunity in trailers



SCANIA

M2016 Critical Programs



EX+ launch in North America



ELSA+

New Product Focus – Global Medium Duty

Focus on Customer Value

Trends and Drivers

- Product gap between 120 and 14X
- 120 and C-100 axles are outdated
- Large growth opportunity in India
- Cost-reduction opportunity in North America



ASHOK LEYLAND
BOSS

Critical Programs



C-100 Upgrade



13X

Product Walk-Arounds

Product Walk-Arounds

Please proceed to the product walk-around area listed on your name badge

Group A – RPL35



Christy Daehnert
Senior Director, Drivelines & Components

Group B – 17X EVO Carrier



Ken Hogan
General Manager, Rear Drivetrain

Group C – 10X Axle & 13X Carrier



John Bennett
General Manager, Global Product Strategy

Group D – ADB Brakes



Joe Elbehairy
VP, Engineering, Quality and Product Strategy

Financial Review

Kevin Nowlan
Senior Vice President and CFO

Financial Performance

(in millions, except per share amounts)

	FY15 Guidance[1] [4]	Twelve Months Ended Sep. 30 2014	Twelve Months Ended Sep. 30 2013
Sales			
Commercial Truck & Industrial		$2,980	$2,920
Aftermarket & Trailer		920	871
Intersegment Sales Eliminations		(134)	(119)
Total Sales	~ $3,700	$3,766	$3,672
EBITDA			
Commercial Truck & Industrial		$218	$192
Aftermarket & Trailer		106	87
Segment EBITDA		$324	$279
Unallocated Corporate Expense		(10)	(15)
Adjusted EBITDA[2]		$314	$264
Adjusted EBITDA Margin[2]	~ 9.0%	8.3%	7.2%
Adj. Diluted Earnings Per Share[2] [3]	$1.20 - $1.30	$1.02	$0.42

M 2016 align. achieve. advance.

Impact on EBITDA

- Material Cost Reductions
- Labor & Burden Performance
- Structural Cost Reductions
- Pricing

Expanding FY15 Adjusted EBITDA Margin on Flat Revenue[1]

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2) See Appendix – "Non-GAAP Financial Information."
3) [illegible]
4) Based on FY15 outlook as announced on January 26, 2015

Free Cash Flow

(in millions)

	FY15 Guidance[1]	Twelve Months Ended Sep. 30, 2014	Twelve Months Ended Sep. 30, 2013
Adjusted EBITDA[1] [2]	~ $333	$314	$264
Capital Expenditures	(80) - (90)	(77)	(54)
Pension Contributions	~ (10)	(3)	(115)
Cash Interest	(65) - (75)	(84)	(77)
Cash Taxes	(25) - (35)	(26)	(62)
Performance Working Capital[3]	-	(26)	(57)
Subtotal	**$153 - $123**	**$98**	**($101)**
Eaton Antitrust Settlement Proceeds	-	209	-
U.S. and U.K. Pension Plans Pre-funding	-	(134)	-
Other	(53) - (23)	(35)	(49)
Free Cash Flow[2]	**~ $100**	**$138**	**($150)**

2014 Capital Expenditures, Pension Contributions, Cash Interest and Cash Taxes: ~ 5% of sales

2013 Capital Expenditures, Pension Contributions, Cash Interest and Cash Taxes: 8.4% of sales

With Pre-Funding of Next Three Years of Mandatory U.S. and U.K. Pension Contributions, Company's Calls on Cash have been Reduced

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2) See Appendix – "Non GAAP Financial Information."
3) Change in payables less changes in receivables and inventory. Also includes changes in off-balance sheet accounts receivable securitization and factoring.

First Quarter Segment and Adjusted EBITDA

(in millions, except per share amounts)

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013
Sales		
Commercial Truck & Industrial	$703	$727
Aftermarket & Trailer	208	202
Intersegment Sales Eliminations	(32)	(29)
Total Sales	$879	$900
EBITDA		
Commercial Truck & Industrial	$56	$53
Aftermarket & Trailer	25	21
Segment EBITDA	$81	$74
Unallocated Corporate Expense	(2)	(2)
Adjusted EBITDA(1)	$79	$72
Adjusted EBITDA Margin(1)	9.0%	8.0%
Memo: Adj. Diluted Earnings Per Share(1)(2)	$0.35	$0.13


Q1FY15 vs. FY14
Adjusted EBITDA Walk
$72
$7
$6
($4)
($2)
$79
Q1 FY14
Volume, mix and pricing
Net material, labor and burden
Foreign currency
Other
Q1 FY15

1) See Appendix – "Non-GAAP Financial Information."
2) GAAP diluted earnings (loss) per share from continuing operations attributable to Meritor, Inc. was $0.32 for the three month period ended December 31, 2014 and $0.12 for the three month period ended December 31, 2013.

Path to 10 Percent Adjusted EBITDA Margin

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



Execution Actions
• Meritor Value Proposition
• Reduce Product Cost
• Drive Operational Excellence
Revenue Improvement
• New Business Wins
• Market Recovery at Normal Conversion of 15-20%
100 Basis Points
70 Basis Points
8.3%
9.0%
10.0%
FY14 Actual
FY15 Forecast(1)
FY16 Target(1)

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

EPS Opportunity

Tax Expense

Deferred Tax Assets to be Potentially Utilized[1][2]
Years to Expiration

(in millions)	0 – 10	>10	Total
Total DTAs to be potentially utilized	$41	$744	$785
Valuation allowances against DTAs	(32)	(727)	(759)

Q1 FY15 Effective Tax Rate Reconciliation

(in millions)	Pre-Tax Income	Income Tax Expense	Effective Rate
Not subject to valuation allowances	$28	$8	28.6%
Subject to valuation allowances	12	-	
Other	-	(1)	
Total	$40	$7	17.5%

Interest Expense

Gross Debt Balances & Interest Expense

(in millions)	Gross Debt	Interest Expense[3]
FY 13	$1,138	$107
FY 14	$972	$99
FY 15	TBD	$80 - $90

Adj. EBITDA vs. EPS Growth

(in millions)	Adj. EBITDA[4]	Adj. EPS from Con. Ops.[4][5]
FY 13	$264	$0.42
FY 14	$314	$1.02
FY 15[1]	~ $333	~ $1.25
CAGR	12.3%	72.5%

Low Effective Tax Rate and Declining Interest Expense are Driving Significant EPS Growth[1]

1) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2) Includes deferred income tax assets and valuation allowances in countries such as the US, UK, Canada, Italy, Mexico, Spain, and Sweden
3) Excludes $31 million loss on debt extinguishment for FY14 and $19 million loss on debt extinguishment for FY13
4) See Appendix – "Non-GAAP financial information."
5) GAAP income from continuing operations attributable to Meritor, Inc. was $279 million for the twelve month period ended September 30, 2014 and ($15) million for the twelve month period ended September 30, 2013. GAAP diluted earnings (loss) per share from continuing operations attributable to Meritor, Inc. was $2.81 for the twelve month period ended September 30, 2014 and ($0.15) for the twelve month period ended September 30, 2013.

Net Debt Scorecard

M2016 align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3,5]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



$1,915M
FY12
Ending Balance
$1,439M
FY14
Ending Balance
Goal: Maintain $1.5B Net Debt Target
+ Free cash flow generation
– Mortality table impact
– Equity repurchase program
< $1.5B
M2016 Target
FY16
Ending Balance

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

05-15-2013

Debt Maturity Profile


(in millions)
Liquidity²
Percent of Revenue
21%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$780
$67
$499
$214
Dec. 31, 2014
US A/R Securitization Facility Availability
Revolver Availability ²
Cash
Undrawn U.S. Securitization¹
Undrawn Revolver (non-extending)
Convertible Debt
Debt
Foreign Debt
Undrawn Letters of Credit Outstanding
Undrawn Revolver (extending)
$700
$600
$500
$400
$300
$200
$100
$0
$18
$55
Convertible
(Put Date)
$89
$100
$11
$25
$410
$162
Convertible
(Put Date)
$275
$250
Convertible
(Put Date)
$225
FY15
FY16
FY17
FY18
FY19
FY20
FY21
//
FY24

S&P Credit Rating Upgrade to B+ and Fitch Upgrade Outlook to Positive in November 2014

1) U.S. securitization facility size is $100M. Accounts Receivable availability as of Sep. 30, 2014 was $86M.
2) Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter).

Pension Position

Funded Status
As of Sep. 30, 2014

All Pension Plans


12%
Funded
88%

Non Pay-As-You-Go Pension Plans[2]


3%
Funded
97%

- Expect minimal cash contributions through 2017
  - Contributions primarily related to pay-as-you-go plans
- Under current planning assumptions, meaningful contributions for U.S. and U.K. plans would occur only in FY18 and FY19[1]
- Priority through FY16 is to continue pension de-risking through buyouts, annuity purchases and asset allocation strategies

Global Pension Plan Cash Contributions[1]

($ in millions)


US Qualified
UK
Other
$11
$11
$10
$10
$19
$20
$10
$10
$13
$10
$8
2015
2016
2017
2018
2019
2020

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. U.S., U.K., Canada, and Swiss pension plans

Capital Allocation Approach

(in millions)

Liquidity[1] [2]

Target: **15%-18% of Revenue**

Dec. 31, 2014: **21% of Revenue**

$780



$67
$499
$214
Dec. 31, 2014
US A/R Securitization Facility Availability
Cash
Revolver Availability

$210M Equity and Equity-linked Repurchase Program

Majority of Repurchase Program → Common Share Repurchases

Minority of Repurchase Program →
- 4.625% Convertible Notes Put Date 2016
- 4.0% Convertible Notes Put Date 2019
- 7.875% Convertible Notes Put Date 2020

Maintain Net Debt Target and Strong Liquidity While Distributing Value Directly to Shareholders[3] [4]

1. U.S. securitization facility size is $100M. Accounts Receivable availability as of December 31, 2014 was $67 million.
2. Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter).
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. See appendix – "Non-GAAP financial information."

Revenue Scorecard

M2016
align. achieve. advance.

Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[2, 5]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[3, 5]

3) Incremental booked revenue of $500 million per year (at run-rate)[4]



Incremental Booked Revenue(1)
$500M
$400M
$300M
$200M
$100M
$0M
$300M
ASHOK LEYLAND
DAF
DAIMLER
Ford
MAN
NAVISTAR
PACCAR
SCANIA
VOLVO
FY16 Target $500M



Revenue Materialization Prior to End of FY16(1)
$500M
$400M
$300M
$200M
$100M
$0M
$200M
ASHOK LEYLAND
DAF
DAIMLER
Ford
NAVISTAR
MAN
PACCAR
SCANIA
VOLVO
FY16 Target $250M

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Expected achievement of at least 10 percent Adjusted EBITDA margin for the full FY16 assuming revenue greater than $4.2 billion.
3. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
4. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
5. See Appendix – "Non-GAAP Financial Information."

Fiscal Year 2015 Outlook

Continuing Operations *(in millions, except per share amounts)*	**FY15 Current Outlook**[1] [2]	**FY15 Previous Outlook**[1] [2]
Sales	**~ $3,700** (BRL / USD FX Rate = 2.58) (USD / Euro FX Rate = 1.17)	**~ $3,800** (BRL / USD FX Rate = 2.50) (USD / Euro FX Rate = 1.25)
Adjusted EBITDA Margin	**~ 9.0%**	**8.8% - 9.0%**
Adjusted Earnings Per Share from Continuing Operations	**$1.20 - $1.30**	**$1.20 - $1.30**
Effective Tax Rate	**~ 20%**	**~ 20%**
Free Cash Flow	**~ $100M**	**~ $100M**

1) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2) See Appendix – "Non-GAAP Financial Information."

MERITOR

Closing Remarks and Q&A

Ike Evans
Chairman & CEO

Driving Shareholder Value

Customer Relationships

- Expand for growth
- Significant pipeline for new business

Superior Products

- High efficiency
- Total cost of ownership

Operational Excellence

- World-class quality and delivery
- Delivering significant cost reduction

MERITOR®

Appendix

FY15 Global Market Outlook (units in 000s)

North America(1)

	Prior Outlook	Current Outlook
Heavy Duty (Class 8)	290-300	305-315
Medium Duty (Class 5-7)	210-220	Unchanged
U.S. Trailers	255-265	Unchanged
U.S. Truck Freight Ton Miles (In trillions)	2.81	Unchanged

- Dec. 2014 net orders 4th highest month ever
- Strong backlog will carry production through FY15
- Solid freight fundamentals continue

Class 8 Market Strengthening

Western Europe(1)

	Prior Outlook	Current Outlook
Medium and Heavy Duty	385-395	Unchanged
USD / Euro FX Rate	1.25	1.17

- Flat market conditions expected
- Truck registrations mixed
- ECB stimulus plan impact uncertain

Currency Headwinds

China(1)

	Prior Outlook	Current Outlook
From previous year	Up Slightly	Down Slightly

- Market uncertainty persists
- Mining and crane market challenged

Market Softening



India(1)

	Prior Outlook	Current Outlook
Medium and Heavy Duty	235-245	Unchanged

- Market sentiment improving
- Truck capacity utilization increasing
- Economic growth recovering slowly

Defense Revenue(1)

	Prior Outlook	Current Outlook
All Defense Programs	~ $30M	Unchanged

- FMTV production extending into FY16

South America(1)

	Prior Outlook	Current Outlook
Medium and Heavy Duty	140-150	125-135
BRL / USD FX Rate	2.50	2.58

- Market sentiment pessimistic
- Truck financing subsidies significantly curbed
- High inflation and interest rates continuing

Market Softening and Currency Headwinds

1) FY15 Outlook based on Meritor estimates. Actual results may differ materially from projections as a result of risk and uncertainties. Please see "Forward Looking Statements."

Fiscal Year 2015 Planning Assumptions

Continuing Operations

(in millions)

	FY15 Current Estimate[1]	FY15 Prior Estimate[1]
Capital Expenditures	$80 - $90	$80 - $90
Interest Expense	$80 - $90	$80 - $90
Cash Interest	$65 - $75	$65 - $75

1) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income (loss) from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Free cash flow and net debt including retirement liabilities which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting future periods. Management believes that Free cash flow is useful in analyzing our ability to service and repay debt. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

(in millions)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013[1]
Adjusted EBITDA	$314	$264
Interest Expense, Net	(130)	(126)
Provision for Income Taxes	(31)	(64)
Depreciation and Amortization	(67)	(67)
Non-controlling Interests	(5)	(2)
Loss on Sale of Receivables	(8)	(6)
Restructuring Costs	(10)	(23)
Antitrust Settlement with Eaton	208	-
Specific Warranty Contingency	8	(7)
Pension Settlement Loss	-	(109)
Gain on Sale of Investment	-	125
Income (Loss) From Continuing Operations Attributable to Meritor, Inc.	$279	($15)
Loss From Discontinued Operations Attributable to Meritor, Inc.	(30)	(7)
Net Income (Loss) Attributable to Meritor, Inc.	$249	($22)
Adjusted EBITDA Margin	8.3%	7.2%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

(in millions)

	Three Months Ended		
	December 31, 2014	September 30, 2014	December 31, 2013[1]
Adjusted EBITDA	$79	$80	$72
Interest Expense, Net	(19)	(33)	(27)
Provision for Income Taxes	(7)	-	(11)
Depreciation and Amortization	(15)	(17)	(16)
Noncontrolling Interests	(1)	(1)	(2)
Loss on Sale of Receivables	(2)	(1)	(3)
Specific Warranty Contingency	-	8	-
Restructuring Costs	(3)	(7)	(1)
Income From Continuing Operations Attributable to Meritor, Inc.	$32	$29	$12
Loss From Discontinued Operations Attributable to Meritor, Inc.	(3)	(26)	(1)
Net Income Attributable to Meritor, Inc.	$29	$3	$11
Adjusted EBITDA Margin	9.0%	8.6%	8.0%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013[1]
Income (Loss) From Continuing Operations Attributable to Meritor, Inc.	$279	($15)
Adjustments (net of tax)		
Antitrust Settlement with Eaton	(208)	-
Loss on Debt Extinguishment	31	19
Restructuring Costs	7	22
Gain on Sale of Investment	-	(92)
Pension Settlement	-	100
Specific Warranty Contingency	(8)	7
Adjusted Income From Continuing Operations	$101	$41
Adjusted Diluted Earnings Per Share From Continuing Operations	$1.02	$0.42
Diluted Shares Outstanding	99.2	97.1

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Three Months Ended		
	December 31, 2014	September 30, 2014	December 31, 2013[1]
Income From Continuing Operations Attributable to Meritor, Inc.	$32	$29	$12
Adjustments (net of tax)			
Restructuring Costs	3	4	1
Loss on Debt Extinguishment	-	10	-
Specific Warranty Contingency	-	(8)	-
Adjusted Income From Continuing Operations	$35	$35	$13
Adjusted Diluted Earnings Per Share From Continuing Operations	$0.35	$0.35	$0.13
Diluted Shares Outstanding	101.2	101.3	98.7

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Twelve Months Ended	
	September 30, 2014	September 30, 2013[1]
Cash provided by (used for) operating activities	$215	($96)
Capital expenditures	(77)	(54)
Free cash flow	$138	($150)

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Three Months Ended		
	December 31, 2014	September 30, 2014	December 31, 2013[1]
Cash provided by (used for) operating activities	($9)	$112	($4)
Capital expenditures	(12)	(38)	(12)
Free cash flow	($21)	$74	($16)

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

MERITOR®